SUPPLEMENT TO THE

SPARTAN® CALIFORNIA MUNICIPAL INCOME FUND

A Fund of Fidelity California Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2005

Effective August 15, 2005, Spartan California Municipal Income Fund will be renamed Fidelity California Municipal Income Fund. All references to Spartan California Municipal Income Fund throughout this SAI should be replaced with Fidelity California Municipal Income Fund.

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CFLB-05-04 November 28, 2005
1.791663.105